                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT JANUARY 23. 1997
                       (DATE OF EARLIEST EVENT REPORTED)



                          AUSTIN'S INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



     33-47357-A                                     65-0322000
(COMMISSION FILE NUMBER)                 (IRS EMPLOYER IDENTIFICATION NO.)



2400 E. COMMERCIAL BOULEVARD, SUITE 800, FT. LAUDERDALE, FLORIDA 33308
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 772-0980
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ITEM 5.  OTHER EVENTS.
         ------------

     Effective January 23, 1997, the Registrant accepted the resignation of Elie Sopas as a Director, President and Chief Operating Officer.

     Effective January 23, 1997, Larry E. Graybill was elected President by the Board of Directors of the Registrant. He will assume the duties of the President's office while continuing the duties of his former position as Chief Financial Officer.

     Effective January 23, 1997, Nikos Pharasles was elected to the Executive Committee of the Board of Directors of the Registrant to serve with current members Panayiotis C. Kontos and Larry E. Graybill


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AUSTIN'S INTERNATIONAL, INC.
                                                   (Registrant)



                                           By: /s/ Larry E. Graybill
                                              ------------------------
                                              Larry E. Graybill
                                              President


Date:  February 6, 1997

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